UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (Date of earliest event reported): August 2, 2006


                                 FANTATECH INC.
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             (Exact name of Registrant as Specified in Its Charter)


           Delaware                      0-24374                 62-1690722
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(State or Other Jurisdiction   (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


Suite 1A, 18/F, Tower 1, China Hong Kong City
33 Canton Road, Tsimshatsui, Kowloon, Hong Kong                Not applicable
-----------------------------------------------            ---------------------
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                (852) 2302 1636
          -----------------------------------------------------------



          -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION  5  -  CORPORATE  GOVERNANCE  AND  MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective August 2, 2005, Mr. Jinqiang Zhang retired and resigned his position as a director and Chairman of the Board of Directors of Fantatech Inc. (the "Company"). Mr. Zibo Niu was subsequently appointed as a director to fill the vacancy created by Mr. Shang's resignation, to serve until his successor is duly elected and qualified, or until his earlier resignation or removal. In addition, the Board of Directors of the Company appointed Mr. Guangwei Liang, a current director and our Chief Executive Officer, to serve as the Company's Chairman of the Board.

Mr.  Niu  holds  a  Masters  Degree from University of Science and Technology of
China and has 9 years of experience in the electronic and high technology industries. Mr. Niu is currently a director of Megabase Investment Limited, a wholly owned subsidiary of the Company and Shenzhen Huaqiang Technology Co. Ltd, a significant shareholder of the Company. There is no family relationship between Mr. Niu and any other director or executive officer.

There are no arrangements between Mr. Niu and any other person pursuant to which Mr. Niu was selected as a director, nor are there any transactions to which the Company or any subsidiary thereof is a party and in which Mr. Zibo Niu has a material interest subject to disclosure under Item 404(a) of Regulation S-B.


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
                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                       FANTATECH INC.
                                       --------------
                                        (Registrant)


Dated: August 2, 2006                  By: /s/ Guangwei Liang
                                       ----------------------------
                                       GUANGWEI LIANG
                                       Chief Executive Officer


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